UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 4, 2015

INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Ireland (State or Other Jurisdiction of Incorporation)	001-34400 (Commission File Number)	98-0626632 (IRS Employer Identification No.)

170/175 Lakeview Dr. Airside Business Park Swords, Co. Dublin Ireland (Address of principal executive offices, including zip code)

+(353) (0) 18707400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

At the 2015 Annual General Meeting of Ingersoll-Rand plc (the "Company") held on June 4, 2015, the Company’s shareholders:

(1)     elected all twelve of the Company’s nominees for director;

(2)     provided advisory approval of the compensation of the Company’s named executive officers;

(3)
approved the appointment of PricewaterhouseCoopers to serve as the Company’s independent auditors for the fiscal year ending December 31, 2015 and authorized the Audit Committee to set the auditors’ remuneration;

(4)	approved the renewal of the Directors’ existing authority to issue shares;

(5)	approved the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders; and

(6)	approved the determination of the price range at which the Company can reissue shares that it holds as treasury shares.

Proposals 1(a)-(l). Election of twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non Vote
(a)	Ann C. Berzin	207,213,198	2,182,376	1,090,647	17,893,893
(b)	John Bruton	207,612,674	1,705,789	1,167,758	17,893,893
(c)	Elaine L. Chao	206,853,806	2,493,946	1,138,469	17,893,893
(d)	Jared L. Cohon	207,452,135	1,881,211	1,152,875	17,893,893
(e)	Gary D. Forsee	204,624,023	2,777,355	3,084,843	17,893,893
(f)	Constance J. Horner	206,493,950	2,894,293	1,097,978	17,893,893
(g)	Linda P. Hudson	206,599,822	2,714,548	1,171,851	17,893,893
(h)	Michael W. Lamach	201,295,932	7,386,823	1,803,466	17,893,893
(i)	Myles P. Lee	208,217,958	1,144,919	1,123,344	17,893,893
(j)	John P. Surma	207,560,629	1,739,544	1,186,048	17,893,893
(k)	Richard J. Swift	188,437,826	18,974,632	3,073,763	17,893,893
(l)	Tony L. White	207,018,649	2,344,091	1,123,481	17,893,893

Proposal 2. Advisory approval of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non Vote
201,970,407	6,632,805	1,883,009	17,893,893

Proposal 3. Appointment of PricewaterhouseCoopers as the independent auditors of the Company for the fiscal year ending December 31, 2015 and authorization of the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
221,219,030	6,198,670	962,414	—

Proposal 4. Approval of the renewal of the Directors’ existing authority to issue shares:

For	Against	Abstain	Broker Non Vote
217,435,957	8,623,435	2,320,722	—

Proposal 5. Approval of the renewal of the Directors’ existing authority to issue shares for cash without first offering shares to existing shareholders:

For	Against	Abstain	Broker Non Vote
203,272,908	5,792,390	1,420,923	17,893,893

Proposal 6. Determination of the price range at which the Company can reissue the shares that it holds as treasury shares:

For	Against	Abstain	Broker Non Vote
205,856,686	2,238,530	2,391,005	17,893,893

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INGERSOLL-RAND PUBLIC LIMITED COMPANY
(Registrant)

Date: June 8, 2015        /s/ Evan M. Turtz

Evan M. Turtz
Secretary